UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): April 15, 2005

                           EUROWEB INTERNATIONAL CORP.
               (Exact name of registrant as specified in charter)

         Delaware                    1-1200                      13-3696015
(State or other jurisdiction      (Commission                   IRS Employer
     of incorporation)            File Number)               Identification No.)

                       1138 Budapest, Vaci ut 141. Hungary
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: +36-1-8897000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement
Item 2.01         Completion of Acquisition or Disposition of Assets

On April 15, 2005, Euroweb International Corp. (the "Company") entered into a Securities Purchase Contract (the "Agreement") with DanubiaTel, a.s., a company registered under the laws of Slovakia ("DanubiaTel"). Pursuant to the Agreement, the Company sold and, DanubiaTel has agreed to purchase, 100% of the Company's interest in Euroweb Slovakia a.s. ("Euroweb Slovakia"), a wholly-owned subsidiary of the Company. The purchase price is USD $2,700,000 in cash (the "Purchase Price"). The Purchase Price was settled in two installments in April 2005 as follows:

     (1) $1,770,000 was transferred by DanubiaTel to the Company on April 15, 2005; and

     (2) $930,000 was paid by Euroweb Slovakia as loan to the Company, which was taken over by DanubiaTel pursuant to the Contract on Taking Over Debt from Euroweb Slovakia, which debt was cancelled pursuant to the Contract on Receivables Setting-off dated April 15, 2005.

As a result of these transactions, the Company expects to record over $1,800,000 profit.

The closing of the sale of Euroweb Slovakia occurred on April 15, 2005. No material relationship exists between the DanubiaTel and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

Euroweb Slovakia provides communications solutions using Internet technologies to businesses and private individuals located in Slovakia.

Item 9.01         Financial Statements and Exhibits

     (a)  Financial Information of Business Acquired

                  Not applicable.

     (b)  Proforma Financial Information

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2004 (attached hereto following the signature page)

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2004 (attached hereto following the signature page)

          Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended December 31, 2003 (attached hereto following the signature page)

     (c)  Exhibits

          Exhibit No. Description

          10.1 Securities Purchase Contract by and between Euroweb International Corp. and DanubiaTel a.s. dated April 15, 2005

          10.2 Contract on Taking Over Debt by and between Euroweb International Corp., DanubiaTel a.s. and Euroweb Slovakia a.s. dated April 15, 2005

          10.3 Contract on Receivables Setting-off by and between Euroweb International Corp. and DanubiaTel a.s. dated April 15, 2005

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          EUROWEB INTERNATIONAL CORPORATION



                                           By: /s/ CSABA TORO
                                              ---------------
                                           Name: Csaba Toro
                                           Title: Chief Executive Officer

Date:       April 20, 2005
            Budapest, Hungary

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



                    Unaudited Pro Forma Financial Information


The unaudited pro forma condensed consolidated financial information is filed as part of this Current Report on Form 8-K to reflect the disposition (the "Disposition") by Euroweb International Corporation (the "Company") of its Slovakian subsidiary Euroweb Slovakia a.s. ("Euroweb Slovakia"). On April 15,
2005, the Company completed the sale of 100% of the outstanding stock of its subsidiary in Slovakia for $2,700,000 in cash to DanubiaTel a.s. (the "Buyer").

The unaudited pro forma condensed consolidated financial information reflects the pro forma impact on the Company's financial position and results of operations of the sale of Euroweb Slovakia for the historical periods presented. The unaudited condensed consolidated balance sheet is presented as of December 31, 2004, reflecting the historical financial position of the Company with pro forma adjustments to reflect the Disposition of Euroweb Slovakia as if the sale was consummated on that date. The unaudited pro forma condensed consolidated statements of operations are presented for the years ended December 31, 2004 and 2003 reflecting the historical results of operations with pro forma adjustments to reflect the Disposition of Euroweb Slovakia as if the sale was consummated on January 1, 2003. Certain management assumptions and adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the Disposition had been consummated as of the dates indicated, nor are they necessarily indicative of future operating results or financial position.

Euroweb Slovakia was a wholly owned subsidiary of the Company. The Company believes that the sale of Euroweb Slovakia meets the criteria for presentation as a discontinued operation under the provisions of Financial Accounting Standards Board No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Therefore, the historical results of Euroweb Slovakia will be reported in the Company's consolidated financial statements as a discontinued operation.

                        Euroweb International Corporation
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2004

                                                                Euroweb       Pro Forma
                                                              Historical     Adjustments            Pro Forma
                                                             --------------  --------------        --------------
                               ASSETS                             (A)            (B)
  Current Assets
    Cash and cash equivalents                                $   4,537,633   $   1,394,036  (1)   $    5,931,669
    Trade accounts receivable, net                               3,695,990        (111,859) (2)        3,584,131
    Related party receivables                                    1,869,667               -             1,869,667
    Unbilled receivable                                          1,107,501         (17,256) (2)        1,090,245
    Prepaid and other current assets                               858,694         (45,443) (2)          813,251
    Deferred tax asset                                             253,425              -                253,425
                                                             --------------  -------------- --     --------------
         Total current assets                                   12,322,910       1,219,478            13,542,388

  Property and equipment, net                                    7,253,113        (234,557) (2)        7,018,556
  Goodwill                                                       5,806,181               -             5,806,181
  Intangibles - customer contracts                               2,053,288               -             2,053,288
  Other assets                                                     568,356               -               568,356
                                                             --------------  --------------        --------------
         Total assets                                        $  28,003,848   $     984,921        $   28,988,769
                                                             =============   ==============       ==============
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities
    Trade accounts payable                                      $4,254,759   $    (133,192) (2)   $    4,121,567
    Related party payables                                         564,818               -               564,818
    Related party loan payable - short term portion                543,568               -               543,568
    Overdrafts and current portion of bank loans                   321,704               -               321,704
    Notes payable                                                  808,441               -               808,441
    Other current liabilities                                    1,091,470        (288,593) (2)          802,877
    Accrued expenses                                             2,808,073         290,000  (3)        3,098,073
    Deferred IRU revenue                                            46,000               -                46,000
    Deferred other revenue                                       1,260,225        (692,771) (2)          567,454
                                                             --------------  -------------- --     --------------
       Total current liabilities                                11,699,058        (824,556)           10,874,502
                                                             --------------  --------------        --------------

Non-current liabilities
   Deferred tax liability                                          253,425               -               253,425
   Related party loan payable                                      543,568               -               543,568
   Bank loans                                                      747,085               -               747,085
   Deferred IRU revenue                                            797,334               -               797,334
   Lease obligations                                               148,359          (6,701) (2)          141,658
                                                             --------------  -------------- --     --------------

       Total liabilities                                        14,188,829        (831,257)           13,357,572

   Stockholders' Equity
   Preferred stock, $.001 par value - Authorized 5,000,000
   shares;
      no shares issued or outstanding                                    -                                     -
   Common stock, $.001 par value - Authorized 35,000,000
   shares;
   Issued and outstanding 5,342,533 shares                          24,807               -                24,807
   Additional paid-in capital                                   50,780,084               -            50,780,084
   Accumulated deficit                                         (35,982,726)      1,850,939  (4)      (34,131,787)
   Accumulated other comprehensive losses:                         108,266         (34,761) (5)           73,505
   Treasury stock -  175,490 common shares, at cost             (1,115,412)                           (1,115,412)
                                                             --------------  -------------- --     --------------
                                                                                         -
      Total stockholders' equity                                13,815,019       1,816,178            15,631,197
                                                             --------------  --------------        --------------

      Total liabilities and stockholders' equity               $28,003,848   $     984,921         $  28,988,769
                                                             ==============  ==============        ==============

      See notes to unaudited pro forma condensed consolidated balance sheet

                        Euroweb International Corporation
        Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet


(A) Reflects the balance sheet of the Company as of December 31, 2004, included in the Company's Annual Report on Form 10-KSB.

(B) Pro forma adjustments to record the Disposition as if it had occurred on December 31, 2004 for purposes of presenting the pro forma balance sheet:

1) Adjustment to reflect the cash proceeds received upon the sale of Euroweb Slovakia of $ 2,700,000 and the elimination of $ 1,305,964 of cash at Euroweb Slovakia

2) Adjustment to eliminate assets sold and liabilities transferred upon the sale of Euroweb Slovakia

3) Pro forma adjustment to reflect the accrual of the estimated direct transaction costs of $26,000 to be paid in connection with the sale of Euroweb Slovakia and an estimated $264,000 severance and success fee payable to the CEO and CFO of Euroweb Slovakia according to their incentive agreement

4) Adjustment to reflect the estimated pro forma gain on the sale of Euroweb Slovakia net of the estimated tax liability (expected to be zero). Because the estimated pro forma gain assumes the Disposition was consummated on December 31, 2004, the estimated pro forma gain will ultimately differ from the actual gain that occurred at the April 15, 2005 date of sale.

5) Adjustment to eliminate cumulative other comprehensive losses derived from Euroweb Slovakia.

                        Euroweb International Corporation
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year ended December 31, 2004



                                                              Historical        Pro Forma            Pro Forma
                                                                               Adjustments
                                                             --------------  --------------        --------------
                                                                (A)                 (B)
Revenues
Third party                                                  $  28,111,786   $  (3,827,738)   (1)  $  24,284,048
Related party                                                    8,503,939               -             8,503,939
                                                             --------------  --------------        --------------

              Total revenues                                    36,615,725      (3,827,738)           32,787,987

Cost of revenues (excluding deprecation and amortization
shown separately below)
 Third party                                                    17,233,994      (1,373,937)   (1)     15,860,057
 Related party                                                   6,198,505               -             6,198,505
                                                             --------------  --------------        --------------

              Total cost of revenues (excluding                 23,432,499      (1,373,937)           22,058,562
deprecation and amortization shown separately below)


Operating expenses
   Compensation and related costs                                4,182,977      (1,319,609)   (2)      2,863,368
   Consulting and professional fees                              2,829,525        (141,296)   (3)      2,688,229
   Other selling, general and administrative expenses            4,237,848        (522,983)   (4)      3,714,865
   Depreciation and amortization                                 2,610,764        (157,555)   (6)      2,453,209
                                                             --------------  --------------        --------------

       Total operating expenses                                 13,861,114      (2,141,443)           11,719,671

Operating loss                                                    (677,888)       (312,358)             (990,246)

Net interest (expense) income                                     (217,672)        (32,672)   (7)       (250,344)
Other expenses                                                    (170,000)              -              (170,000)
Gain from sale of subsidiary                                        28,751               -                28,751
                                                             --------------  --------------        --------------


Loss before income tax                                          (1,036,809)       (345,030)           (1,381,839)
Income tax expense (benefit)                                        62,367         (31,276)   (8)         31,091
                                                             --------------  --------------   ---  --------------

Loss from continuing operations                              $  (1,099,176)  $    (313,754)        $  (1,412,930)


Net loss per share from continuing operations, basic and     $       (0.22)                        $       (0.28)
diluted

Weighted average number of shares outstanding, basic and         5,043,822                             5,043,822
diluted



 See notes to unaudited pro forma condensed consolidated statements of operations

                        Euroweb International Corporation
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                          Year ended December 31, 2003



                                                               Historical      Pro Forma             Pro Forma
                                                               (restated)      Adjustments
                                                                 (A)              (B)
                                                             --------------  --------------        --------------
Revenues
Third party                                                  $  16,376,349   $  (3,424,633)   (1)  $  12,951,716
Related party                                                    5,740,709               -             5,740,709
                                                             --------------  --------------        --------------
               Total Revenues                                   22,117,058      (3,424,633)           18,692,425

Cost of revenues (excluding deprecation and amortization
shown separately below)
 Third party                                                     8,155,836      (1,424,905)   (1)      6,730,931
 Related party                                                   5,796,350               -             5,796,350
                                                             --------------  --------------        --------------
               Total Cost of revenues (excluding                13,952,186      (1,424,905)           12,527,281
deprecation and amortization shown separately below)


Operating expenses
   Compensation and related costs                                2,814,868      (1,006,673)   (2)      1,808,195
   Consulting and professional fees                              2,074,565        (153,325)   (3)      1,921,240
   Other selling, general and administrative expenses            2,458,429        (385,721)   (4)      2,072,708
   Goodwill impairment                                             887,957        (563,000)   (5)        324,957
   Impairment of intangible assets                                 100,364               -               100,364
   Depreciation and amortization                                 1,636,133        (338,822)   (6)      1,297,311
                                                             --------------  --------------        --------------

       Total operating expenses                                  9,972,316      (2,447,541)            7,524,775

Operating loss                                                  (1,807,444)        447,813            (1,359,631)

Net interest (expense) income                                      344,320           9,279    (7)        353,599
Gain from sale of subsidiary                                       109,621               -               109,621
                                                             --------------  --------------        --------------

Income (loss) before income tax                                 (1,353,503)        457,092              (896,411)
Income tax expense                                                  61,590              -                 61,590
                                                             --------------  --------------        --------------

Income (loss) from continuing operations                     $  (1,415,093)  $     457,092         $    (958,001)


Net loss per share from continuing operation, basic and      $       (0.30)                        $       (0.21)
diluted

Weighted average number of shares outstanding, basic and         4,665,332                             4,665,332
diluted



 See notes to unaudited pro forma condensed consolidated statements of operations


                        Euroweb International Corporation
  Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations


(A) Reflects the statements of operations of the Company for the years ended December 31, 2004 and 2003 included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004. The statement of operations for the year ended December 31, 2003 was restated in that Annual Report to reflect the acquisition by the Company [on February 12, 2004] of the remaining 51% of Euroweb Hungary shares that the Company did not already own. The Company acquired those shares from PanTel Rt. ("Pantel"). The majority shareholder of the Company and Pantel is KPN. Since the acquisition was a transaction between entities under common control, it was accounted for in a manner similar to a pooling-of-interest. Accordingly, the historical consolidated financial statements were restated to include the results of operations of Euroweb Hungary for all periods presented.

(B) Pro forma adjustments to record the Disposition as if it had occurred on January 1, 2003 for purposes of presenting the pro forma statements of operations:


     1) Adjustment to reflect the elimination of the Euroweb Slovakia revenues and costs of goods sold.

     2) Adjustment to reflect the elimination of salary and related costs related to Euroweb Slovakia.

     3) Adjustment to reflect the elimination of consulting, professional and directors' fees costs related to Euroweb Slovakia.

     4)   Adjustment  to  reflect  the  elimination  of  selling,   general  and
          administrative costs related to Euroweb Slovakia.

     5) Adjustment to reflect the elimination of goodwill impairment related to Euroweb Slovakia.

     6) Adjustment to reflect the elimination of depreciation charge related to Euroweb Slovakia.

     7) Adjustment to reflect the elimination net interest income related to Euroweb Slovakia.

     8) Adjustment to reflect the elimination of income tax related to Euroweb Slovakia.